UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

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Innovative Card Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

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INNOVATIVE CARD TECHNOLOGIES, INC.

10880 Wilshire Boulevard, Suite 950
Los Angeles, California 90024

November 26, 2007

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of Innovative Card Technologies, Inc. to be held in Los Angeles, California in the North Ridge Room at UCLA located at 330 DeNeve Drive, Los Angeles, California on Friday, December 21, 2007 at 10:00 a.m. (local time).

At the meeting, shareholders will be asked to vote on the election of six directors, the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent registered public accounting firm for the Company’s 2007 fiscal year, the approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 50,0000 shares to 75,0000 shares, the approval of an amendment to the Company’s 2004 Stock Incentive Plan to increase the total number shares of common stock which the Company is authorized to issue from 2,215,000 shares to 2,229,500 shares, and the approval of the proposed 2007 Equity Incentive Plan.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of Innovative Card Technologies, Inc.

Sincerely,

/s/ Donald Joyce
Donald Joyce,
Chairman

INNOVATIVE CARD TECHNOLOGIES, INC.

10880 Wilshire Boulevard, Suite 950
Los Angeles, California 90024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2007

TO THE SHAREHOLDERS OF INNOVATIVE CARD TECHNOLOGIES, INC.:

The annual meeting of the shareholders of Innovative Card Technologies, Inc., a Delaware corporation, (the “Company”), will be held on Friday, December 21, 2007, at 10:00 a.m. (local time), in the North Ridge Room at UCLA located at 330 DeNeve Drive, Los Angeles, California, for the following purposes:

1. To elect six directors to serve until the 2008 annual meeting of shareholders.

2. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent registered public accounting firm for the 2007 fiscal year.

3. To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares.

4. To approve an amendment to increase the number of shares of common stock available under the Company’s 2004 Stock Incentive Plan by 14,500 shares from 2,215,000 to 2,229,500 shares.

5. To approve the proposed 2007 Equity Incentive Plan of the Company, that provides for the issuance of up to 4,000,000 shares of common stock and related stock awards.

6. To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on October 22, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Returning the enclosed proxy card will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors

Donald Joyce,
Chairman of the Board of Directors

Los Angeles, California
November 26, 2007

TABLE OF CONTENTS

ANNUAL MEETING	1

PROPOSAL 1 - ELECTION OF DIRECTORS	3

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS	7

PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 50,000,000 SHARES TO 75,000,000 SHARES	9

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2004 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER SUCH PLAN FROM 2,215,000 TO 2,229,500	10

PROPOSAL 5 - APPROVAL OF THE PROPOSED 2007 EQUITY INCENTIVE PLAN	14

PROPOSAL 6 - OTHER MATTERS	19

MANAGEMENT	19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	25

GENERAL INFORMATION	28

Appendix I - Amended Certificate of Incorporation

Appendix II - 2004 Stock Incentive Plan

Appendix III - 2007 Equity Incentive Plan

Innovative Card Technologies, Inc.

10880 WILSHIRE BOULEVARD, SUITE 950
Los Angeles, California 90024

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2007

November 26, 2007

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Innovative Card Technologies, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of shareholders to be held on Friday, December 21, 2007, at 10:00 a.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held in the North Ridge Room at UCLA located at 330 DeNeve Drive, Los Angeles, California. The Company intends to mail this proxy statement and accompanying proxy card on or about November 26, 2007 to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on October 22, 2007 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on six items:

1. The election of six directors (see page 3).

2. The ratification of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year (see page 7).

3. The approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares (see page 9).

4. The approval of the increase of the number of shares available for issuance under the 2004 Stock Incentive Plan (see page 10).

5. The approval of the proposed 2007 Equity Incentive Plan (see page 14).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are two ways to vote:

•	By completing and returning your proxy card in the postage-paid envelope provided by the Company; or

•	By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as directors.

2. FOR the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent registered public accounting firm for the 2007 fiscal year.

3. FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the authorized common stock.

4. FOR the approval of the proposed amendment to the Company’s 2004 Stock Incentive Plan to increase the number of shares available for grant thereunder.

5. FOR the approval of the proposed 2007 Equity Incentive Plan.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Steven Delcarson and Mr. Charles Caporale to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 28,420,616 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 14,494,515 shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

In the election of directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For the proposal to approve the amendment to the Company’s Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of common stock on the Record Date will be required for approval. An abstention with respect to this proposal is not an affirmative vote and therefore will have the same effect as a negative vote.

For all other proposals, the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority as to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Corporate Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on October 22, 2007 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement;

•	FOR ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as the independent registered public accounting firm for the Company for the 2007 fiscal year.

•	FOR the approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized common stock.

•	FOR the approval of the amendment to the Company’s 2004 Stock Incentive Plan.

•	FOR the approval of the proposed 2007 Equity Incentive Plan.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed by the Board of Directors, and may be increased or decreased by resolution of the Board of Directors. Currently, the Board has fixed the number of directors at eight persons.

The Nominating Committee has nominated and the Board of Directors has approved the nominations of six persons to serve as directors until the 2008 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees has agreed to serve if elected. The nominees are as follows:

Name	Age	Current Position with the Company
Donald Joyce (1)	54	Director and Chairman of the Board
W. Robert Ramsdell (2)	66	Director
Maoshing Ni (3)	50	None
Richard Nathan (4)	66	None
Scott V. Ogilvie (5)	53	Director
Harry L. Tredennick III (6)	61	None

1.
Mr. Joyce qualifies as an independent director within the meaning of the Nasdaq rules and regulations. He currently serves as the Chairman of the Nominating and Governance Committee, and serves as a member of the Compensation Committee. He is the Chairman of the board.

2.
Mr. Ramsdell qualifies as an independent director within the meaning of the Nasdaq rules and regulations. He currently serves as the Chairman of the Compensation Committee, and serves as a member of the Audit and Nominating and Governance Committees. Mr. Ramsdell serves on the board of directors of Insignia Systems, Inc., and serves on the Compensation Audit and Nominating and Governance committees of that board.

3.	Mr. Ni will qualify as an independent director within the meaning of the Nasdaq rules and regulations. It is anticipated that if elected he will serve on the Governance and Nominating Committee.
4.	Mr. Nathan will qualify as an independent director within the meaning of the Nasdaq rules and regulations. It is anticipated that if elected he will serve on the Compensation Committee.
5.
Mr. Ogilvie qualifies as an independent director within the meaning of the Nasdaq rules and regulations. He currently serves as the Chairman of the Audit Committee and services on the Nomination and Governance Committee. He qualifies as a “financial expert” within the meaning of the SEC rules and regulations related to Audit Committees. Mr. Ogilvie serves on the board of directors of Preferred Voice, Inc. and Neuralstem, Inc.

6.
Mr. Tredennick will qualify as an independent director within the meaning of the Nasdaq rules and regulations. It is anticipated that if elected he will serve on the Audit Committee. Mr. Tredennick currently serves as a director of Patriot Scientific Corporation.

The biographical background of each nominee for director is as follows.

Director Nominees New to the Company

MAOSHING NI founded Triumphant Investments, LLC in 1996, which is an investment company dedicated to early stage companies. Since 2004, Mr. Ni has advised Cognition Technologies, a linguistically-based search technology company. From 2005 to 2006, Mr. Ni also advised Blue Label Interactive, which was sold to Konami for $20 million in 2006. Mr. Ni invests in a number of technology-related and biotech startup companies. In addition, Mr. Ni is a board certified acupuncturist and anti-aging specialist and has published several works on various health topics. Mr. Ni also founded a group medical practice, an herbal nutrition supplement company and an accredited university of traditional Chinese medicine. Mr. Ni received his Ph.D., D.O.M., from SAMRA University in Los Angeles.

RICHARD J. NATHAN founded JigSaw tek, Inc. in May 2001, where he served as the Chief Executive Officer until 2005. The company marketed high-end, integrated circuit packaging solutions using proprietary, patent-pending embedded silicon technology. Since that time, Mr. Nathan has pursued personal and professional interests and investments in various technology industries. Mr. Nathan earned his bachelors degree from Denver University and completed his graduate studies at Adelphi University.

HARRY L. TREDENNICK III serves as an editor for Gilder Publishing where he also writes the Gilder Technology Report on leading-edge components and speaks on topics related to semiconductors, dynamic logic, reconfigurable systems and MEMS (microelectromechanical systems). He has held this position since August 2000. From July 1988 to the present, Dr. Tredennick has also served as the President of Tredennick, Inc. which provides consulting services on custom and semi-custom VLSI CPU design and reconfigurable systems and analyzes microprocessor industry trends. Dr. Tredennick is a board member of Patriot Scientific Corporation. Dr. Tredennick received his Ph.D. in Electrical Engineering from the University of Texas, Austin. He received his MSEE and BSEE in Electrical Engineering from Texas Tech University.

Director Nominees Currently Holding Positions with the Company

DR. DONALD JOYCE has served as our director since November 2003 and our Chairman since September 2007. Since April 2001, Dr. Joyce has been Deputy Director of the University of Chicago Argonne National Laboratory. From June 6, 2000 to February 2001, Dr. Joyce served as Chief Technology Officer for Technology Connect, a technology consulting firm in Massachusetts. From May 1999 to June 2000, he served as Senior Vice President of JDH Technologies, LLC, a software company. Prior to May 1999, Dr. Joyce served as President of Muhlbauer Inc., an equipment supplier to the semiconductor, circuit board assembly and smart card industries. Dr. Joyce received a Ph.D. in Physics from the College of William and Mary and a B.A. in Physics from the University of Colorado.

SCOTT OGILVIE has served as our director since December 2006. Mr. Ogilvie is the Managing Director and Chief Operating Officer of Capital Investment Company Group, a privately held international financial services and investment holding company. Mr. Ogilvie is a graduate of the University of Denver and obtained his law degree from the University of California, Hastings College of Law. Prior to joining the Capital Investment Company Group in September 2000, from 1998 to 2000, Mr. Ogilvie was employed by Classic Residence by Hyatt as Managing Director of Development- Western Division. From the middle of 1993 to December 1998, Mr. Ogilvie was a partner in the John Buck Company, a full service real estate brokerage, development and property management firm.  Since February 2000, Mr. Ogilvie has served as a Director of Preferred Voice, Inc (PFVI.OB).

W. ROBERT RAMSDELL has served as our director since June 2007. Mr. Ramsdell has been engaged in private investments in micro cap companies since 1990.  From 1973 until his retirement in 1990, Mr. Ramsdell was senior partner, director of research and office manager of Cantor Fitzgerald & Co. in Los Angeles, engaged in the institutional equity business. Mr. Ramsdell has been a Board member of Insignia Systems, Inc.(ISIG) since 1998 and a financial advisor to many companies including Occupational Urgent Care Health Systems (OUCH) and Preferred Voice (PRFV).

THE BOARD RECOMMENDS A VOTE “FOR”

EACH NOMINEE

The Board of Directors and its Committees

Our board of directors currently consists of six members. Our bylaws provide that our directors will be elected at each annual meeting of the stockholders. Their term of office will run until the next annual meeting of the stockholders and until their successors have been elected and qualified or until their earlier death, resignation or removal.

Our board of directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require its approval, the board of directors provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management.

There are three committees of the board of directors — the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee. Committee assignments will be re-evaluated annually and approved during the board meeting which follows the annual meeting of shareholders. The board of directors has determined that, in its judgment as of the date of this Report, each of the Company’s directors, other than John A. Ward, III, Alan Finkelstein, and George Hoover, are independent directors within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc. (the “NASD”). Accordingly, all of the members of the Audit, Compensation and Nominating and Corporate Governance Committees are independent within the meaning of NASD Rule 4200.

On December 7, 2006, the board created the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee. The board of directors and each committee has adopted charters for all of such Committees. Copies of these charters can be found on the Company’s website at http://www.incardtech.com.

During the fiscal year ended December 31, 2006, the board of directors held ten meetings. Each director attended at least 75% of the total number of meetings of the board and the board committees of which he was a member in 2006.

The Company’s policy regarding attendance by members of the board of directors is as follows:

Attendance of Directors at Meetings

The board of directors currently holds regularly scheduled meetings and calls for special meetings as necessary. Meetings of the board may be held telephonically. Directors are expected to attend all board meetings and meetings of the Committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties.

Directors are also expected to attend the annual meeting of shareholders. The board believes that director attendance at shareholder meetings is appropriate and can assist directors in carrying out their duties. When directors attend shareholder meetings, they are able to hear directly shareholder concerns regarding the Company. It is understood that special circumstances may occasionally prevent a director from attending a meeting.

Audit Committee

The Audit Committee will meet at least quarterly with the Company’s management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, select and engage the independent accountants, assess the adequacy of the Company’s staff, management performance and procedures in connection with financial controls and receive and consider the accountants’ comments on the Company’s internal controls. The current members of the Audit Committee are Scott V. Ogilvie (Chairman) and W. Robert Ramsdell. The Audit Committee did not meet during 2006. The board has determined that Mr. Ogilvie is an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC Regulation S-B.

Compensation Committee

The Compensation Committee makes determinations concerning salaries and incentive compensation and otherwise determines compensation levels for the Company’s executive officers, directors and other key employees and performs such other functions regarding compensation as the board may delegate. The current members of the Compensation Committee are W. Robert Ramsdell (Chairman) and Donald Joyce. The Compensation Committee did not meet during 2006.

Nomination and Corporate Governance Committee

The Nomination and Corporate Governance Committee reviews and evaluates the effectiveness of the Company’s executive development and succession planning processes, as well as providing active leadership and oversight of these processes, and oversight of the Company’s corporate governance policies. The Nomination and Corporate Governance Committee also evaluates and recommends nominees for membership on the Company’s board of directors and its committees.

The current members of the Nomination and Corporate Governance Committee are Donald Joyce (Chairman), Scott V. Ogilvie, and W. Robert Ramsdell. The Committee did not meet during 2006.

Shareholder Communications with Non-Management Members of the Board

The Company has adopted a formal process for shareholder communications with the independent members of the Board. The policy, which is available on the Company’s website, http://www.incardtech.com is as follows:

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Innovative Card Technologies, Inc. 10880 Wilshire Boulevard, Suite 950, Los Angeles, California 90024.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by the Company that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

PROCEDURES FOR NOMINATING DIRECTORS

The nomination and corporate governance committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. Moreover, the nomination and corporate governance committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the board meet the definition of “independent director” under NASDAQ rules.

In addition to the above considerations, the nomination and corporate governance committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board. The nomination and corporate governance committee will consider these same criteria for candidates regardless of whether the candidate was identified by the nomination and corporate governance committee, by stockholders, or any other source.

The nomination and corporate governance committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the nomination and corporate governance committee c/o Chief Financial Officer at the address indicated on the Notice of Annual Meeting of Stockholders. Any recommendations submitted to the Chief Financial Officer should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected.

As permitted by SEC rules, stockholders who wish to submit a proposal or nominate a person as a candidate for election to our board of directors at an annual meeting must follow certain procedures. These procedures require that timely, written notice of such proposal or nomination be received by our Chief Financial Officer at our principal executive offices prior to the first anniversary of the preceding year’s annual meeting.

The nomination and corporate governance committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the nomination and corporate governance committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the nomination and corporate governance committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The nomination and corporate governance committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Singer Lewak Greenbaum & Goldstein LLP (“Singer Lewak”) Singer Lewak as the Company’s independent registered public accountants for the fiscal year ending December 31, 2007. The Board has endorsed this appointment and it is being presented to the shareholders for ratification.

Representatives of Singer Lewak are expected to be present at the 2007 annual meeting (either in person or by teleconference), will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Singer Lewak as the Company’s independent registered public accountants is not required by the Company’s bylaws or otherwise. However, the Board is submitting the appointment of Singer Lewak to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the best interests of the Company and its shareholders.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board, a copy of which may be found on the Company’s website,http://www.incardtech.com. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants. In fulfilling its oversight responsibilities, the Audit Committee:

•
reviewed the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements;

•
reviewed with Singer Lewak, the independent auditors, who are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards;

•
reviewed the written disclosures and the letter required by Independent Standards Board Standard No. 1. In addition, the Committee has discussed with Singer Lewak their independence from management and the Company,  including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence;

•
been advised by Singer Lewak that it has discussed with the Committee and management all the matters required to be discussed by Statement of Auditing Standards No. 61, as modified, which include among other items, matters related to the conduct of the audit of the Financial Statements;

•
discussed with Singer Lewak the overall scope and plans for its audit. The Committee meets with Singer Lewak., with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting process;

•
based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission; and

•	selected Singer Lewak to serve as the Company’s independent auditors for 2007.

Respectfully submitted,

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Scott V. Ogilvie, Chairman on behalf of the Audit Committee ________________

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth fees billed to us by our auditors, Singer Lewak Greenbaum and Goldstein, LLP ("SLGG"), during the fiscal years ended December 31, 2006 and December 31, 2005 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

ACCOUNTING FEES
	Fiscal Years
	2006	2005
Audit Fees(1)	$89,239	$53,621
Audit Related Fees(2)	96,003	24,574
Tax Fees(3)	6,213	-
All Other Fees(4)	7,141	2,951
Total	$198,596	$81,146

(1) These are fees for professional services performed by SLGG for the audits of our annual financial statements, included in our annual report on Form 10-KSB, review of financial statements included in our quarterly reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) These are fees for professional services performed by SLGG for the review of our SB-2 registration statements.

(3) Consists of professional services performed by SLGG with respect to tax compliance.

(4) Consists of incidental expenses relating to (1) through (3) above.

The company’s Audit Committee must pre-approve all engagements of the independent auditor by the company, and fees to be charged for such services, as required by the Audit Committee’s charter (and the rules of the Securities and Exchange Commission), subject to the de-minimis exception for expenditures for non-audit services. The pre-approval requirement is waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes not more than 5% of the total fees paid by the company to its auditors during the fiscal year, (ii) such services were not recognized by the company at the time of engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit by the Audit Committee or by one or more members of the Audit Committee who has been authorized by the Audit Committee to grant such approvals. In reviewing non-audit services, the Audit Committee will consider whether the provision of non-audit services, if any, by the independent auditors is compatible with maintaining the independent auditors independence. The Audit Committee will not approve any of the Prohibited Services listed on Appendix A to the charter, and in making a business judgment about particular non-audit services, the Audit Committee will consider the guidelines contained in Appendix A to the charter. The Audit Committee may delegate to one or more of its members the authority to grant any required pre-approvals of audit or non-audit services. The granting of such approval by the designated member(s) shall be reported to the full Audit Committee at its next regularly scheduled meeting. A copy of Appendix A and the full Audit Committee charter can be found at the company’s website.

The Audit Committee Charter was not adopted until December 2006 and therefore did not convene with regards to the accounting fees detailed above for the year ended December 31, 2006.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 50,000,000 SHARES TO 75,000,000 SHARES

The Board of Directors has approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock which the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares. The Board of Directors unanimously recommends that the Company's shareholders approve this amendment.

As of the Record Date, 28,420,616 shares of the Company’s common stock were issued and outstanding. An additional 6,194,498 shares of common stock were reserved for future issuance under the Company’s stock plans, of which 3,194,498 shares were covered by outstanding options and 3,000,000 shares were available for future grant or purchase. Additionally, the company has 4,627,098 warrants outstanding, which when exercised, will require the Company to issue the common stock.

The Board of Directors believes that the number of authorized shares of common stock remaining available for future issuance is not sufficient to enable the Company to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in the Company’s best interests to increase the number of authorized shares of common stock as described above. The Board of Directors also believes that the availability of such shares will provide the Company with the flexibility to issue common stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as financings, acquisitions, strategic business relationships or stock dividends (including stock splits in the form of stock dividends). Further, the Board of Directors believes the availability of additional shares of common stock will enable the Company to attract and retain talented officers, employees, directors and consultants through the grant of stock options and other stock-based incentives, including restricted stock grants under the proposed 2007 Equity Incentive Plan. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder’s percentage voting power.

If this Proposal 3 is approved, the authorized shares of common stock in excess of those issued and outstanding, and those issuable pursuant to outstanding options, the existing stock option plans and common stock underlying warrants, is estimated to be approximately 35,757,788 shares. These shares will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company’s shareholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the common stock may then be listed or traded. The Company does not presently have any plans to issue any of these shares other than as discussed in this proxy statement. However, upon issuance, these shares will have the same rights as the outstanding shares of common stock. Holders of the Company's common stock do not have preemptive rights.

The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the Company’s best interests and in the best interests of the Company’s shareholders.

The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of common stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company’s management.

Vote Required

Adoption of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

Text of Proposed Amendment; Effectiveness

The text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix I to this Proxy Statement. If adopted by the shareholders, the Amended Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK.

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE COMPANY’S 2004 STOCK INCENTIVE PLAN BY 14,500 FROM 2,215,000 TO 2,229,500

The Board of Directors has approved an amendment to increase the number of shares available under the Company’s 2004 Stock Incentive Plan by 14, 500 shares from 2,215,000 to 2,229,500. The Board of Directors unanimously recommends that the Company’s shareholders approve this amendment.

As of the Record Date, there were 2,194,498 shares and options to purchase 2,194,498 shares issued or outstanding under the 2004 Equity Incentive Plan. If approved, the 14,500 additional shares would be immediately issued and deemed outstanding. No further shares would be available for grant under the Plan. Any shares that revert to the plan (upon the cancellation of options or similar events) would not be available for re-issuance once the 2007 Equity Incentive Plan is approved. Such shares, if any, would revert to the authorized, but unissued, capital of the Company.

A copy of the 2004 Stock Incentive Plan is attached to this proxy statement as Appendix II.

Summary of Innovative Card Technologies, Inc. 2004 Stock Incentive Plan

The following is a brief summary of the Innovative Card Technologies, Inc. 2004 Stock Incentive Plan (the “2004 Plan”), a copy of which is included as Appendix II.

Structure of the Plan

The 2004 Plan is divided into two separate equity programs: (i) the Discretionary Option Grant Program and (ii) the Stock Issuance Program. Eligible persons under the Discretionary Option Grant Program may be granted nonqualified stock options, incentive stock options and stock appreciation rights. Under the Stock Issuance Program, eligible persons may be issued shares of Common Stock directly.

Plan Administration

The 2004 Plan is administered by the Company’s Board of Directors or one or more committees appointed by the Board of Directors (the “Plan Administrator”). Subject to any applicable limitations contained in the 2004 Plan, the Plan Administrator has the full authority to: (a) select the eligible persons who are to receive grants or stock issuances under the 2004 Plan, (b) determine the type, number, vesting requirements and other features and conditions of such grants and stock issuances, and (c) administer and interpret the 2004 Plan.

Eligibility

Employees, non-employee members of the Board, and consultants and other independent advisors who provide services to the Company are eligible to participate in the 2004 Plan. Under current law, however, incentive stock options may only be granted to employees of the Company.

Stock Subject to the Plan

The stock issuable under the 2004 Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the 2004 Plan was 2,215,000 shares. The Board of Directors has determined to increase the Plan by 14,500 shares to a total of 2,229,500 shares.

Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the 2004 Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of the 2004 Plan. Unvested shares issued under the 2004 Plan and subsequently cancelled or repurchased by the Company at the original exercise or issue price paid per share, pursuant to the Company's repurchase rights under the 2004 Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the 2004 Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the 2004 Plan.

If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the 2004 Plan; (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 2004 Plan per calendar year; and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the 2004 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

Discretionary Option Program

Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date. An option may be either a nonqualified stock option (“NSO”) or an incentive stock option (“ISO”).

Nonstatutory Stock Options

The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date, except that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date in the case of any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

Any option held by the optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised the optionee’s estate or designated beneficiaries. If the optionee is terminated for misconduct or otherwise engages in misconduct while holding one or more outstanding options, then all such options shall terminate immediately and cease to be outstanding. During the applicable post-service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the optionee's cessation of service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares. If the optionee ceases service while holding unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

Incentive Stock Options

ISOs may only be granted to employees of the Company. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any employee under the 2004 Plan may for the first time become exercisable as ISOs during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as ISOs shall be applied on the basis of the order in which such options are granted. If any employee to whom an ISO is granted is a 10% stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

Cancellation and Regrant of Options

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

Change in Control – Discretionary Option Grant Program

No option outstanding at the time of a Change in Control shall become exercisable on an accelerated basis if and to the extent: (i) that option is, in connection with the Change in Control, assumed by the successor corporation or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, if none of the foregoing conditions are satisfied, then each option outstanding at the time of the Change in Control but not otherwise exercisable for all the shares of Common Stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

A Change in Control is defined in the 2004 Plan as a change in ownership or control of the Company effected through any of the following transactions: (i) merger or consolidation of the Company in which the shareholders immediately prior to such transaction own or control less than 50% of the Company’s outstanding voting securities immediately following such transaction; (ii) the acquisition by any person or a related group of persons of beneficial ownership in excess of 50% of the total combined voting power of the Company pursuant to a tender or exchange offer which the Board of Directors recommends to the shareholders; or (iii) the sale transfer or other disposition of all or substantially all the assets of the Company.

Stock Appreciation Rights

The Plan Administrator may, subject to such conditions as it may determine, grant to selected optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Company in an amount equal to the excess of: (A) the Option Surrender Value (as defined in the 2004 Plan) of the number of shares for which the option is surrendered; over (B) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

Stock Issuance Program

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date, except that the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date in the case of any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

Shares of Common Stock issued under the Stock Issuance Program may be fully and immediately vested upon issuance or may vest in one or more installments over the participant's period of service or upon attainment of specified performance objectives.

The participant shall have full stockholder rights with respect to any shares of Common Stock issued to the participant, whether or not the participant's interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Should the participant cease to remain in service while holding one or more unvested shares of Common Stock issued or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the participant shall have no further stockholder rights with respect to those shares. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the participant's service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies.

Change in Control – Stock Issuance Program

All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

The Plan Administrator shall have the discretionary authority to structure one or more of the Company’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon: (i) the involuntary termination of the participant's service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights do not otherwise terminate, and (ii) the occurrence of a Hostile Take-Over.

Amendment and Termination

The Board may, at any time, amend or modify the 2004 Plan in any and all respects. No amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the 2004 Plan unless the optionee or the participant consents to such amendment or modification.

The 2004 Plan shall terminate upon the earliest of (i) the tenth anniversary of the date the 2004 Plan became effective, (ii) the date on which all shares available for issuance under the 2004 Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Stock Incentive Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options

A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2004 Stock Incentive Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company

There will be no tax consequences to the Company other than the Company being entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The foregoing is only a summary of the federal income taxation of Awards granted under the 2006 Equity Incentive Plan. Reference should be made to the applicable provisions of the Code. The Summary does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the provisions of the income tax laws of any municipality, state, or foreign country in which the participant may reside.

The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining, and motivating key personnel.

Accordingly, the Board of Directors believes adoption of the 2004 Stock Incentive Plan and authorization of the reservation of an additional .03% of the Company’s authorized common shares for the 2004 Stock Incentive Plan is in the best interests of the Company and its shareholders and recommends a vote “FOR” the approval of the increase to the 2006 Stock Incentive Plan and the reservation of shares of Common Stock for issuance thereunder.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE 2004 EQUITY INCENTIVE PLAN BY 14,500 SHARES FROM 2,215,000 TO 2,229,500 SHARES

PROPOSAL 5 - APPROVAL OF THE PROPOSED 2007 EQUITY INCENTIVE PLAN

The Board of Directors has approved a new equity incentive plan (the “2007 Equity Incentive Plan”) under which the Company would be authorized to issue restricted stock, options and similar stock rights to executive officers, directors, employees and consultants. The 2007 Equity Incentive Plan is subject to shareholder approval.

The full text of the 2007 Equity Incentive Plan is set forth in Appendix III to this proxy statement.

The purpose of the 2007 Equity Incentive Plan is to support the Company’s long-term business objectives in a manner consistent with its executive compensation philosophy. The Board believes that by allowing the Company to offer its officers, directors, employees and consultants restricted stock awards and options the Company will promote the following key objectives:

•	aligning the interest of officers, employees, consultants and directors with those of the shareholders through increased employee and executive ownership of the Company; and

•	attracting, motivating and retaining experienced and highly qualified officers, employees, directors and consultants who will contribute to the Company’s financial success.

All employees of the Company and its affiliates will be eligible to receive awards under the 2007 Equity Incentive Plan. As of September 30, 2007, the Company and its affiliates had approximately 18 employees. The 2007 Equity Incentive Plan also provides flexibility to grant equity-based awards to the Company’s non-employee directors.

A maximum of 4,000,000 shares will be available for stock awards under the 2007 Equity Incentive Plan. The Board believes that this number represents a reasonable amount of potential equity dilution and provides a powerful incentive for officers, employees, directors and consultants to increase the value of the Company for all shareholders. The potential equity overhang from all stock incentives granted and available to employees, consultants and non-employee directors would represent approximately15.79% of diluted common shares outstanding as of September 30, 2007.1 The Company has granted an Stock Option to its President and Chief Executive Officer, Mr. Steven Delcarson, to purchase 1,000,000 shares of Common Stock at an exercise price of $3.00 per share. The Option is subject to various vesting requirements under Mr. Delcarson’s Employment Agreement with the Company. The Company has also granted an option to purchase 68,511 shares of common stock, at an exercise price of $2.96, to Mr. W. Robert Ramsdell for his service to the Board of Directors. The option will vest over a three year period starting in October 2008, and will expire on October 25, 2017.

[1]
Equity overhang is calculated as all shares issued and outstanding under plans and shares available for grant under plans divided by (a) common shares outstanding at fiscal year end plus (b) potential shares to be issued from the exercise of warrants (c) shares in the numerator. Equity overhang on this basis using common shares outstanding as of the Record Date was 18.74%.

As of the record date 1,000,000 shares are subject to outstanding stock options under the 2007 Equity Incentive Plan, and 2,194,498 shares are subject to outstanding stock options under the 2004 Stock Incentive Plan. As of the Record Date, the weighted average exercise price of all outstanding stock options was $2.29.

Summary of 2007 Equity Incentive Plan

The following is a brief summary of the 2007 Equity Incentive Plan, a copy of which is included as Appendix III.

Types of Awards

The 2007 Equity Incentive Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as described below (collectively, “Awards”).

Incentive Stock Options and Nonqualified Stock Option.

Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. An Option may be either an incentive stock option (“ISO”) or a nonqualified stock option (“NSO”). Options may be granted at an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant (or at least 85% of the fair market value in the case of an NSO). All ISOs (a) must be granted within ten (10) years from the date the 2007 Equity Incentive Plan is adopted by the Board of Directors, and (b) must be exercised within (10) years of the grant thereof. In the case of ISOs, Options may not be granted for a term in excess of ten years. The stock option agreement entered into by and between the Company and the recipient at the time of the grant of the Option may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events. The Committee may determine, at the time of the grant of an Option or thereafter, that such Option shall become exercisable in the event of a change in control of the Company or the involuntary termination of the Optionee. In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent. The 2007 Equity Incentive Plan permits payment of the exercise price of options by cash or cash equivalents, surrender of Common Stock already owned by the Optionee, a “cashless exercise” through a broker, a promissory note, or in any other form of payment that is consistent with applicable laws.

Stock Appreciation Right.

A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in Common Stock or cash equal to the amount by which the fair market value (on the date of surrender) of the Common Stock subject to the SAR exceeds the exercise price. SARs may be granted independently or in tandem with an Option. An SAR may be eligible for accelerated excercisability in the event of the Optionee’s death, disability or retirement or other events. SARs may be granted as stand alone Awards, or in tandem with Stock Options.

Restricted Stock Awards

Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. The Award may be subject to vesting requirements and may provide for accelerated vesting in the event of a participant’s death, disability or retirement or other events, including a change in control of the Company or the involuntary termination of the participant. The Committee may determine, at the time of the grant of an Award or thereafter, that all or part of such Restricted Stock shall become vested in the event of a change in control of the Company or the involuntary termination of the participant. The Committee may determine the appropriate consideration for Restricted Stock, which may consist of cash, cash equivalents, promissory notes, past services, or future services.

Stock Unit Awards

Stock Unit Awards entitle the recipient to receive shares of Common Stock to be delivered at the time such shares vest and be subject to settlement pursuant to the terms and conditions of the stock unit agreement entered into by and between the Company and the recipient at the time of the grant of the Stock Unit. No cash consideration shall be required in exchange for the award of Stock Units. The award may be subject to vesting rights set forth in such agreement. Such agreement may also provide for accelerated vesting in the event of a recipient’s death, disability or retirement or other events. The Committee may determine, at the time of the grant of an Award or thereafter, that all or part of such Stock Units shall become vested in the event of a change in control of the Company or the involuntary termination of the recipient. Settlement of vested Stock Units may be made in the form of cash, Common Stock, or any combination thereof, as determined by the Committee. Any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiaries or estate.

Plan Administration

The 2007 Equity Incentive Plan will be administered by a Committee of the Board of Directors (the “Committee”). The Committee, consisting of two or more directors, a majority of whom shall be outside directors, shall be appointed by the Board of Directors. The Committee will have the authority to adopt such rules or guidelines as it deems appropriate to implement the 2007 Equity Incentive Plan. Any action taken by the Committee with respect to the implementation, interpretation or administration of the 2007 Equity Incentive Plan shall be final, conclusive and binding. The Board of Directors may also appoint a secondary committee to administer the 2007 Equity Incentive Plan with respect to employees and consultants who are not officers or directors of the Company. Such secondary committee shall have the same powers as the Committee.

Subject to any applicable limitations contained in the 2007 Equity Incentive Plan, the Committee has the authority to (a) select the employees, outside directors and consultants who are to receive Awards under the 2007 Equity Incentive Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the 2007 Equity Incentive Plan and (d) make all other decisions relating to the operation of the 2007 Equity Incentive Plan.

The 2007 Equity Incentive Plan provides that appropriate adjustments shall automatically be made to the 2007 Equity Incentive Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2007 Equity Incentive Plan also contains provisions addressing the consequences of any Change in Control, which is defined as (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons (as defined in the 2007 Equity Incentive Plan) who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity; (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (c) a change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the  original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or (d) any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities.

In addition, all outstanding Options, SARs, and Stock Units will terminate immediately prior to the dissolution or liquidation of the Company. In the event the Company is a party to a merger, outstanding Awards shall be subject to the agreement of merger or reorganization at the discretion of the Board of Directors. Such agreement may provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

The 2007 Equity Incentive Plan, as set forth herein, shall become effective as of the date it is adopted by the Board, and shall remain in effect until it is terminated under the provisions of the 2007 Equity Incentive Plan, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the 2007 Equity Incentive Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available that was approved by the Company’s stockholders.

Amendment and Termination

The Board may, at any time and for any reason, amend suspend or terminate the 2007 Equity Incentive Plan. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

Shares Available for Grants

Common Shares issued pursuant to the 2007 Equity Incentive Plan may be authorized but unissued shares. The Company has granted a Stock Option to its President and Chief Executive Officer, Mr. Steven Delcarson, to purchase 1,000,000 shares of Common Stock at an exercise price of $3.00 per share. The Option is subject to various vesting requirements under Mr. Delcarson’s Employment Agreement with the Company. The Company also granted a Stock Option to one of its directors to purchase 68,511 shares of Common Stock at an exercise price of $2.96 per share. This Option vests over three years. The Company has also granted an option to purchase 68,511 shares of common stock, at an exercise price of $2.96, to Mr. W. Robert Ramsdell for his service to the Board of Directors. The option will vest over a three year period starting in October 2008, and will expire on October 25, 2017. There are no other shares or options granted under the 2007 Equity Incentive Plan as of the date of this Proxy Statement.

If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the 2007 Equity Incentive Plan. Any Option shall be treated as exercisable until such Option is exercised in full, or terminates or expires under the provisions of the 2007 Equity Incentive Plan, or by agreement of the parties to the pertinent Option Agreement. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the 2007 Equity Incentive Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available, and the balance shall again become available for Awards under the 2007 Equity Incentive Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available and the balance shall again become available for Awards under the 2007 Equity Incentive Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the 2007 Equity Incentive Plan upon exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

Eligibility

Employees, non-employee directors and consultants of the Company (and any parents, subsidiaries, and affiliates) are eligible for the grant of NSOs, SARs, Restricted Shares, and Stock Units. Under current law, however, incentive stock options may only be granted to employees of the Company (and any parents, subsidiaries, and affiliates).

Employees who change their status from employee to consultant may, for the period of time in which they are a consultant, continue to hold options in the Company granted to them when they were employees, and will not trigger any obligation to purchase shares underlying such options until they cease to be an employee or consultant of the Company. Upon final termination of any employment or consultancy with the Company, any options granted to an employee will terminate if not exercised within thirty (30) days of termination. Employees that subsequently become consultants will not continue to vest in any options granted to them during the period in which they serve as a consultant, unless otherwise determined by the Board of Directors.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2007 Equity Incentive Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options

A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market  value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based Award granted under the 2007 Equity Incentive Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company

There will be no tax consequences to the Company other than the Company being entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The foregoing is only a summary of the federal income taxation of Awards granted under the 2006 Equity Incentive Plan. Reference should be made to the applicable provisions of the Code. The Summary does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the provisions of the income tax laws of any municipality, state, or foreign country in which the participant may reside.

The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining, and motivating key personnel.

Accordingly, the Board of Directors believes adoption of the 2007 Equity Incentive Plan and authorization of the reservation of 8.00% of the Company’s authorized common shares for the 2007 Equity Incentive Plan is in the best interests of the Company and its shareholders and recommends a vote “FOR” the approval of the 2007 Equity Incentive Plan and the reservation of shares of Common Stock for issuance thereunder.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2007 EQUITY INCENTIVE PLAN.

PROPOSAL 6 - OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2007 annual meeting. If any other matters are properly brought before the 2007 annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

MANAGEMENT

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

			INITIAL ELECTION OR
NAME	AGE	POSITION HELD	APPOINTMENT DATE
Steven Delcarson	50	President and Chief Executive Officer	September 21, 2007
Alan Finkelstein	56	Director, Chief Strategic Officer	November 22, 2003
Charles Caporale	57	Chief Financial Officer	October 29, 2007

			INITIAL ELECTION OR
NAME	AGE	POSITION HELD	APPOINTMENT DATE
Donald Joyce	54	Chairman of the Board	November 22, 2003
John A. Ward, III	61	Director	November 22, 2003
Scott V. Ogilvie	53	Director	December 11, 2006
W. Robert Ramsdell	66	Director	June 29, 2007
George Hoover	59	Director	November 22, 2003

Messrs. Delcarson, Finkelstein, and Caporale provide their services as executive officers on a full-time permanent basis.

There are no family relationships between any two or more of our directors or executive officers. Our executive officers are appointed by our board of directors and serve at the board's discretion. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

None of our directors or executive officers has, during the past five years,

o had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time,

o been convicted in a criminal proceeding and none of our directors or executive officers is subject to a pending criminal proceeding,

o been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities, or

o been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

BIOGRAPHICAL INFORMATION

STEVEN DELCARSON was appointed as our President and Chief Executive Officer effective September 21, 2007. From 2004 to February 2007, Mr. Delcarson served as the Managing Director of the Franchising Division for New Horizons Computer Learning Centers, Inc., a global leader of IT, business skills and English language learning solutions. In 2001, prior to joining New Horizons, Mr. Delcarson founded Global Learning Alliance, a company which coordinated large, complex enterprise IT learning projects to Fortune 2000 companies, and served as the company’s President until 2004. Mr. Delcarson is a member of the Young Presidents’ Organization, the International Franchise Association, and Comptia. He received his MBA from Southern Methodist University and his Bachelor of Fine Arts in Advertising Design from Arizona State University.

JOHN A. WARD, III has served as our Chief Executive Officer and Chairman from August 2006 until September 2007, and has served as our director since November 2003. From October 2005 through August 2006, Mr. Ward served as our non-executive Chairman of the Board. Previously, Mr. Ward served as Chairman and interim CEO of Doral Financial, a diversified financial services company based in Puerto Rico, Chairman and CEO of The American Express Bank and President of the Travelers Cheque Group. Prior to joining American Express, Mr. Ward served as Executive Vice President of the Chase Manhattan Bank, a financial services provider, as well as Chief Executive Officer of Chase Bankcard Services. Mr. Ward serves on the boards of the following public companies: Rewards Network, Primus Guaranty, Ltd., and CoActive Marketing Group.

ALAN FINKELSTEIN, one of our founders, has served as our President, Secretary, and Chief Operating officer since August 2006 until September 2007, and as our Chief Strategy Officer since September 2007, and as our director since our inception in November 2002. From December 2002 to August 2006, Mr. Finkelstein served as our President, Chief Executive Officer and Secretary, and as our director and Chairman from our inception until October 2005. Prior to November 2002, Mr. Finkelstein was a sole proprietor. He invented the LensCard and developed it from conceptualization in 1991 through design, patent acquisition, the formulation of a marketing strategy and issuance to credit card companies commencing in October 1998. Mr. Finkelstein serves as a member on the Joint Technical Committee on Information Technology for the International Organization of Standardization (ISO). Since 2000, he has served on the International Electrotechnical Commission (IEC). He is also a member of the National Committee for Information Technology Standards, the U.S. subgroup of the ISO and the IEC.

CHARLES CAPORALE has served as our Chief Financial Officer since October 2007. From February 2006 until August 2007, Mr. Caporale served as the Senior Vice President and Chief Financial Officer of New Horizons Computer Learning Centers, Inc., a global leader of IT, business skills and English language learning solutions. From November 2003 to January 2006, Mr. Caporale was a consultant providing financial and accounting consulting services to various entities in Southern California. From September 2000 to October 2003 Mr. Caporale served as the Vice President, Chief Financial Officer, Treasurer and Secretary of Women First Healthcare. From July 1997 until April 2000, Mr. Caporale served as Senior Vice President, Chief Financial Officer and Treasurer of The Centris Group, Inc. Mr. Caporale holds a B.B.A. in accounting from Pace University.

DR. DONALD JOYCE has served as our director since November 2003 and our Chairman since September 2007. Since April 2001, Dr. Joyce has been Deputy Director of the University of Chicago Argonne National Laboratory. From June 6, 2000 to February 2001, Dr. Joyce served as Chief Technology Officer for Technology Connect, a technology consulting firm in Massachusetts. From May 1999 to June 2000, he served as Senior Vice President of JDH Technologies, LLC, a software company. Prior to May 1999, Dr. Joyce served as President of Muhlbauer Inc., an equipment supplier to the semiconductor, circuit board assembly and smart card industries. Dr. Joyce received a Ph.D. in Physics from the College of William and Mary and a B.A. in Physics from the University of Colorado.

GEORGE W. HOOVER, II has served as our director since November 2003. Mr. Hoover has been a partner in the intellectual property law firm of Blakely Sokoloff Taylor & Zafman, LLP since 1992. Prior to entering the legal profession, Mr. Hoover was with Hughes Aircraft Company for fifteen years as an engineer and manager engaged in the design and development of aerospace electronic systems. Mr. Hoover received a B.S. in Engineering-Physics from the University of California at Berkeley, an M.B.A. from the University of California at Los Angeles and a J.D. (magna cum laude) from Loyola Law School (Los Angeles).

SCOTT OGILVIE has served as our director since December 2006. Mr. Ogilvie is the Managing Director and Chief Operating Officer of Capital Investment Company Group, a privately held international financial services and investment holding company. Mr. Ogilvie is a graduate of the University of Denver and obtained his law degree from the University of California, Hastings College of Law. Prior to joining the Capital Investment Company Group in September 2000, from 1998 to 2000, Mr. Ogilvie was employed by Classic Residence by Hyatt as Managing Director of Development- Western Division. From the middle of 1993 to December 1998, Mr. Ogilvie was a partner in the John Buck Company, a full service real estate brokerage, development and property management firm.  Since February 2000, Mr. Ogilvie has served as a Director of Preferred Voice, Inc (PFVI.OB).

W. ROBERT RAMSDELL has served as our director since June 2007. Mr. Ramsdell has been engaged in private investments in micro cap companies since 1990.  From 1973 until his retirement in 1990, Mr. Ramsdell was senior partner, director of research and office manager of Cantor Fitzgerald & Co. in Los Angeles, engaged in the institutional equity business. Mr. Ramsdell has been a Board member of Insignia Systems, Inc.(ISIG) since 1998 and a financial advisor to many companies including Occupational Urgent Care Health Systems (OUCH) and Preferred Voice (PRFV).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). Based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us, we believe that during the 2006 fiscal year our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal year ended December 31, 2006. The following table summarizes all compensation for fiscal year 2006 received by our Chief Executive Officer, and the Company’s two most highly compensated executive officers who earned more than $100,000 in fiscal year 2006.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Compensation Expense Recognized Under FAS 123R		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John A. Ward, III, CEO & Chairman (1)	2006	0	$100,000	(1)	0	0	0	0	0	0	$100,000
Alan Finkelstein, Chief Operating Officer and President(2)	2006	$200,000	$70,000	(1)	0	0	0	0	0	0	$270,000
Bennet P. Tchaikovsky, CFO	2006	$130,000	$30,000	(1)	0	0	0	0	0	0	$160,000

(1) Mr. Ward resigned as our Chief Executive Officer and Chairman Effective September 21, 2007. Mr. Ward remains a member of our Board of Directors.
(2) Mr. Finkelstein resigned as our President and Chief Operating Officer and was appointed our Chief Strategic Officer effective September 21, 2007. Mr. Finkelstein remains a member of our Board of Directors.

EMPLOYMENT AGREEMENTS

In January 1998, our predecessor entity, LensCard US, LLC, entered into an employment agreement with Alan Finkelstein that provided for a starting monthly salary of $8,334. Mr. Finkelstein's current monthly salary is $16,667. Mr. Finkelstein’s agreement renews annually for a one year term if not terminated prior to its anniversary date. In the event the Company terminates Mr. Finkelstein employment without cause, the Company would have to pay Mr. Finkelstein's salary for the remaining term of the contract.

John A. Ward, III, our former Chairman and CEO did not receive any salary during 2006. Mr. Ward only receives reimbursement for any out of pocket expenses that he incurs as a result of his position and receives reimbursement for medical insurance premiums similar to our other employees. We have no written employment agreement with Mr. Ward.

Steven Delcarson became our President and Chief Executive Officer on September 21, 2007. The Company is entering into an Employment Agreement with Mr. Delcarson which provides for a one year term which may be extended by mutual written consent of the parties for additional one-year terms.  Mr. Delcarson will receive annual base compensation of $300,000 per year.  Subject to Board approval, he may also receive an additional increase of $60,000 in his base compensation and an annual bonus up to the amount of his base compensation.  Mr. Delcarson has been issued 1,000,000 options priced at $3.000 share, the closing price on the date of grant, which shall vest pursuant to a schedule associated with the achievement of certain milestones.  In the event of a termination by the Company without cause or a change in control of the Company, all options issued would vest upon the occurrence of such event. The final terms of the option and employment agreement are being finalized.

Effective October 29, 2007, Mr. Charles Caporale was appointed our Chief Financial Officer. We are in the process of finalizing a written executive employment agreement with Mr. Caporale, the material terms of which are as follows: the employment agreement has a one year term which may be extended by mutual written consent of the parties for additional one-year terms.  Mr. Caporale will receive annual base compensation of $180,000 per year.  Subject to Board approval, he may also receive an additional increase of $20,000 in his base compensation and an annual bonus up to the amount of his base compensation.  Subject to Board approval, Mr. Caporale may also be issued 200,000 options priced at the closing price on the date of grant which shall vest pursuant to a schedule associated with the achievement of certain milestones. The options vest immediately upon termination of employment without cause by us or a change in control. In the event of a termination by us without cause, Mr. Caporale would be entitled to six months’ severance.

There are no other employment agreements or arrangements with any of our named executive officers. Except for the options issued to our named executives officers granted under the 2004 Stock Incentive Plan or that may be granted in the future under the 2009 Equity Incentive Plan, we do not have a long term incentive plan or arrangement of compensation with any individual in the group of officers and directors.

EQUITY AWARDS

The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of our named executive officers outstanding as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercis-able	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

John A. Ward, III (1)	150,000	100,000	0	$1.00	11/22/13	0	0	0	0
John A. Ward, III (2)	50,000	200,000	0	$1.00	10/16/15	0	0	0	0
Alan Finkelstein (3)	150,000	100,000	0	$1.00	11/22/13	0	0	0	0
Alan Finkelstein (4)	20,000	80,000	0	$1.00	10/16/15	0	0	0	0
Bennet P. Tchaikovsky (5)	60,000	90,000	0	$1.00	7/5/14	0	0	0	0

(1)	50,000 shares vest annually for five years beginning 11/22/04. All of Mr. Ward’s options were fully vested by the Board when he resigned as an officer as of September 21, 2007.
(2)	50,000 shares vest annually for five years beginning 10/16/06. All of Mr. Ward’s options were fully vested by the Board when he resigned as an officer as of September 21, 2007.
(3)	50,000 shares vest annually for five years beginning 11/22/04.
(4)	20,000 shares vest annually for five years beginning 10/16/06.
(5)	30,000 shares vest annually for five years beginning 07/05/05.

OPTION GRANTS TO EXECUTIVE OFFICERS IN 2006

No options were granted to our Chief Executive Officer, President and Chief Operating Officer, or to our Chief Financial Officer in fiscal year 2006.

In September 2007, we granted an option to purchase 1,000,000 shares of our Common Stock to Mr. Delcarson, our newly appointed Chief Executive Officer and President, at an exercise price of $3.00 per share. Vesting of the options shall be triggered on the achievement of five business milestones: (a) sales, (b) production, (c) raising additional capital, (d) research and development, and (e) corporate governance, development of supplier and channel partner relationship, and achievement of the Company’s vision. Upon achievement of each of the aforementioned five milestones, 20% of the options (200,000 options per milestone) shall vest pursuant to the following schedule: 50% at achievement of the milestone (i.e. 100,000 options); 25% at the expiration of twelve (12) months following achievement of the milestone (i.e. 50,000 options); and 25% at the expiration of twenty-four (24) months following achievement of milestones (i.e. the remaining 50,000 options). Notwithstanding the foregoing, all options will vest 100% in the event of a termination of Mr.Delcarson’s employment by the Company without cause.

The option shall terminate upon the first event to occur: (i) the expiration of ten (10) years from the date the option was granted; or (ii) the expiration of three (3) months from the date of termination of employment for a reason other than Mr. Delcarson’s death, disability or retirement; or (iii) the expiration of twelve (12) months from the date of the termination of Mr. Delcarson’s employment by reason of disability; or (iv) the expiration of twelve (12) months from the date of the Mr. Delcarson’s death, if such death occurs while he is in the employ or service of the Company.

We are in the process of finalizing a written executive employment agreement with Mr. Caporale, our newly appointed Chief Financial Officer, pursuant to which he may be issued 200,000 options priced at the closing price on the date of grant which shall vest pursuant to a schedule associated with the achievement of certain milestones. The options would vest immediately upon termination of employment without cause by us or a change in control.

DIRECTOR COMPENSATION

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended December 31, 2006.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (6)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

George Hoover (1)	0	0	$3,543	0	0	0	$3,543
Donald Joyce (2)	0	0	$3,942	0	0	0	$3,942
Scott Ogilvie (3)	0	0	$6,113	0	0	0	$6,113
Donald Killian, III (4)	0	0	$5,315	0	0	0	$5,315
Robert Sutcliffe (5)	0	0	$6,558	0	0	0	$6,558

(1)	The aggregate number of stock awards and option awards issued and outstanding as of December 31, 2006 are 0 and 90,000, respectively.
(2)	The aggregate number of stock awards and option awards issued and outstanding as of December 31, 2006 are 0 and 91,500, respectively.
(3)	The aggregate number of stock awards and option awards issued and outstanding as of December 31, 2006 are 0 and 63,000, respectively.
(4)	The aggregate number of stock awards and option awards issued and outstanding as of December 31, 2006 are 0 and 60,000, respectively.
(5)
The aggregate number of stock awards and option awards issued and outstanding as of December 31, 2006 are 0 and 61,500, respectively. Mr. Sutcliffe resigned from the Board of Directors effective April 26, 2007.

(6)	The value of the option award was computed in accordance with FAS 123R.

LONG-TERM INCENTIVE PLAN AWARDS

We do not have a long term incentive plan or arrangement of compensation with any individual in the group of officers and directors.

Presently, we compensate our directors through stock options. Our directors receive 20,000 stock options per year. If a director serves as a Committee Chairman, the director would receive additional options that would vest over a period of one year. For serving as Chairman of the Audit Committee, Scott Ogilvie received 3,000 stock options that vest over a period of one year. For serving as Chairman of the Compensation Committee, Mr. Sutcliffe received 1,500 stock options that vest over a period of one year. For serving as the Chairman of the nominating and Corporate Governance Committee, Mr. Joyce received 1,500 stock options that vest over a period of one year. We do not pay any cash to our directors for attending any meetings or for any other services. We reimburse our directors for any travel costs they incur as a director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our common stock as of November 21, 2007 by (i) each person who is known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock , (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise stated, their address is c/o Innovative Card Technologies, Inc., 10880 Wilshire Boulevard, Suite 950, Los Angeles, California 90024.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as otherwise indicated, we believe that the beneficial owners listed below, based on the information furnished by these owners, have sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to applicable community property laws. As of November 21, 2007, there were 28,433,116 shares of common stock issued and outstanding. With respect to the table below, we have based our calculation of the percentage of beneficial ownership of 28,433,116 shares of common stock outstanding.

In computing the number of shares of common stock beneficially owned by a person and the percent ownership of that person, we deemed outstanding shares of common stock subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days of November 21, 2007. We did not deem these shares outstanding for purposes of computing the percent ownership of any other person.

NAME OF DIRECTOR, OFFICER AND BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF COMMON STOCK
Named Executive Officers and Directors:
John A. Ward, III (1)	520,000	1.8%
Alan Finkelstein (2)	3,017,497	10.5%
Charles Caporale (3)	200,000	*
Donald Joyce (4)	40,000	*
George Hoover (4)	90,000	*
Scott V. Ogilvie	—	*
Steven Delcarson (8)	1,000,000	3.4%
W. Robert Ramsdell	327,500	1.2%
Five Percent Stockholders of Common Stock:
nCryptone, S.A. (5)	4,173,112	14.7%
Bradley Ross (6)	1,736,022	6.1%
All Officers and Directors as a Group (8 persons) (7)	5,194,997	17.0%

* Less than one percent beneficially owned.

(1) Includes options to purchase 500,000 shares vested and exercisable within 60 days of November 21, 2007.

(2) Includes options to purchase 260,000 shares vested and exercisable within 60 days of November 21, 2007.

(3) Includes options to purchase 200,000 shares which will be granted upon the finalization of an executive employment agreement. These options will be subject to vesting upon the achievement of certain milestones, which could be achieved in whole or in part within sixty days of November 21, 2007 and as such, they are included for complete disclosure purposes.

(4) Includes options to purchase 40,000 shares vested and exercisable within 60 days of November 21, 2007.

(5) nCryptone SA is a wholly owned subsidiary of Prosodie SA. The shares were issued to nCryptone, S.A. in the acquisition of selected assets relating to the DisplayCard on June 28, 2006.

(6) Includes 10,000 shares held by Mr. Ross's daughter, Raquel Ross, of which Mr. Ross disclaims beneficial ownership. Mr. Ross's business address is c/o Bemel & Ross, 11601 Wilshire Blvd., #2160, Los Angeles, California 90025.

(7) Includes options to purchase 1,840,000 shares vested and exercisable within 60 days of November 21, 2007.

(8) Includes options to purchase 1,000,000 shares subject to vesting upon the achievement of certain milestones, which could be achieved in whole or in part within sixty days of November 21, 2007 and as such, they are included for complete disclosure purposes.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change of control of the company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Described below are certain transactions or series of transactions during the last two years between us and our executive officers, directors and the beneficial owners of 5% or more of our common stock, and certain persons affiliated with or related to these persons, including family members, in which they had or will have a direct or indirect material interest in an amount that exceeds $63,915, which represents one percent of the average of our total assets at year-end for the last three completed fiscal years, other than compensation arrangements that are otherwise required to be described under "Executive Compensation."

PRIVATE PLACEMENTS OF SECURITIES

From January 1, 2005 through April 10, 2007, we issued the following securities in private placements to various investors, including the related parties detailed in the table below:

o 7,071,066 units, whereby each unit consisted of one share of common stock and a warrant to purchase .5 shares of common stock at an exercise price of $1.25 per share for an aggregate purchase price of $7,071,066 which includes $571,066 of indebtedness that was converted into 571,066 units on October 19, 2005.

o 3,785,500 shares of common stock at a per share price of $3.00 per share for an aggregate purchase price of $11,356,500 and warrants to purchase 113,565 shares of common stock at a per share exercise price of $3.30 on May 30, 2006.

o 4,500,000 shares of common stock valued at a per share price of $4.387 for an aggregate purchase price of $19,741,500 to nCryptone, S.A in exchange for rights to the DisplayCard relating to the acquisition that closed on June 28, 2006.

Since January 1, 2005, the following executive officers, directors and beneficial holders of more than five percent of our voting securities and their immediate family members purchased securities in the two above offerings in the amounts set forth below.

Name (1)	Common	Common Warrants
Alan Finkelstein (2)	101,250	50,625
George Hoover (3)	50,000	25,000
Bennet P Tchaikovsky (4)	52,500	26,250
Bradley Ross (5)	600,000	300,000
Donald W. Killian, III (6)	33,000	--
JMG Capital Partners, Ltd. (7)	1,317,000	450,000
JMG Triton Offshore Fund, Ltd. (8)	1,317,000	450,000

(1) See "Security Ownership of Certain Beneficial Owners and Management" for more detail on shares held by these purchasers.

(2) Alan Finkelstein converted $101,250 of indebtedness owed to him as of October 19, 2005 into units whereby Mr. Finkelstein received 101,250 shares of common stock and a warrant to purchase 50,625 shares of common stock at $1.25 per share.

(3) George Hoover, our director, personally assumed $50,000 of indebtedness the company owed to Blakely Sokoloff Taylor & Zafman, a firm where Mr. Hoover is a partner in, as of October 19, 2005 and converted the indebtedness into units whereby Mr. Hoover received 50,000 shares of common stock and 25,000 warrants to purchase common shares at $1.25.

(4) Bennet P. Tchaikvosky, our former Chief Financial Officer, converted $52,500 of indebtedness the company owed to him as deferred compensation into units on October 19, 2005 whereby Mr. Tchaikovsky received 52,500 shares of common stock and 26,250 warrants to purchase common shares at $1.25.

(5) On October 19, 2005, Bradley Ross paid $600,000 and received 600,000 shares of common stock and 300,000 warrants to purchase common stock at $1.25.

(6) On May 30, 2006, Donald W. Killian, III paid $99,000 and received 33,000 shares of common stock. Mr. Killian is no longer a director of the Company.

(7) Jonathan Glaser is the natural person with voting and investment control over securities held by JMG Capital Partners, Ltd. which, on October 19, 2005, paid $900,000 and received 900,000 shares of common stock and 450,000 warrants to purchase common stock at $1.25. On May 30, 2006, JMG Capital Partners, Ltd., paid $1,251,000 and received 417,000 shares of common stock.

(8) Jonathan Glaser is the natural person with voting and investment control over securities held by JMG Triton Offshore Fund, Ltd. which on October 19, 2005, paid $900,000 and received 900,000 shares of common stock and 450,000 warrants to purchase common stock at $1.25. On May 30, 2006, JMG Triton Offshore Fund, Ltd., paid $1,251,000 and received 417,000 shares of common stock.

UNITS EXCHANGED FOR DEFERRED SALARIES

We deferred salaries for two of our executive officers, Alan Finkelstein and Bennet P. Tchaikovsky, and two of our other employees from January 1, 2005 through September 30, 2005. On October 19, 2005 Alan Finkelstein elected to convert the entire gross amount of deferred salary owed to him of $37,500, resulting, after payroll taxes, in $26,250 that was converted to units that consisted of 26,250 shares of common stock and 13,125 warrants to purchase common stock at $1.25 per share. On October 19, 2005 Bennet P. Tchaikovsky elected to convert the entire amount of gross deferred salary owed to him of $52,500, resulting, after payroll taxes, in $35,000 that was converted to units that consisted of 35,000 shares of common stock and 17,500 warrants to purchase common stock at $1.25. Simultaneously, Bennet P. Tchaikovsky paid the Company an additional $17,500 and received 17,500 units that consisted of 17,500 shares of common stock and 8,750 warrants to purchase common stock at $1.25. Two other employees collectively were owed $28,500 in aggregate deferred salary. Of this $28,500 aggregate deferred salary amount, $14,000 was converted, resulting, after payroll taxes in $9,500 that was converted to units that consisted of 9,500 shares of common stock and 4,750 warrants to purchase common stock at $1.25.

UNITS EXCHANGED FOR ACCOUNTS PAYABLE

On October 19, 2005, Alan Finkelstein exchanged $75,000 of indebtedness owed to him into units whereby Alan Finkelstein received 75,000 shares of common stock and 37,500 warrants to purchase common stock at a rate of $1.25 per share. On October 19, 2005, George Hoover personally assumed $50,000 of indebtedness the company owed to Blakely Sokoloff Taylor & Zafman, a firm where George Hoover is a partner in, and converted the $50,000 of indebtedness into units whereby George Hoover received 50,000 shares of common stock and 25,000 warrants to purchase common stock at $1.25. On October 19, 2005, Auriemma Consulting Group, Inc., converted $10,000 of indebtedness owed into units whereby Auriemma Consulting Group, Inc. received 10,000 shares of common stock and 5,000 warrants to purchase common stock at $1.25. Auriemma Consulting Group, Inc. subsequently transferred the shares of common stock and warrants to three individuals, none of which are affiliated with us.

GUARANTEES

In June 2005, Bradley Ross provided a personal guarantee for any bank overdraft in our account with City National Bank. The guarantee was lifted when the company completed interim bridge financing by issuing secured demand promissory notes on August 31, 2005.

CONSULTING SERVICES

We paid Forest Finkelstein $213,333 in 2005 and $85,000 in 2006 for services rendered to us. Forest Finkelstein is the son of Alan Finkelstein. Forest has provided and continues to provide client relations services, market research and website development services for us. Through June 30, 2004, Forest's compensation was $8,333 per month. Commencing in July 2004, we agreed to pay Forest $2,500 per month. On August 30, 2005, the board of directors elected to give Forest an additional payment for services in the amount of $32,083 as well as authorizing his monthly consulting fee to be increased to $7,083 per month beginning August 1, 2005. On October 19, 2005, Forest directed the company to pay $187,000 of the amount owed to him to purchase 187,000 shares of common stock and 93,500 warrants pursuant to the financing that was completed on October 19, 2005. See "Executive Compensation" for more detail on services provided by Alan Finkelstein.

LEGAL SERVICES

Since our inception, the law firm of Blakely Sokoloff Taylor & Zafman, LLP (BSTZ) acted as our outside legal counsel on intellectual property matters. George Hoover, a director of InCard, serves as a partner of BSTZ. Aggregate fees billed to us by BSTZ for legal services rendered during fiscal years 2006 and 2005 were $259,182 and $175,822, respectively. As of December 31, 2006 we owed BSTZ $61,173 for services rendered to us. This amount is included in our Accounts Payable related parties on December 31, 2006. The balance payable to BSTZ is non-interest bearing and is payable on demand. On October 19, 2005, George Hoover personally assumed $50,000 of indebtedness the company owed to BSTZ and converted the $50,000 of indebtedness into units whereby Mr. Hoover received 50,000 shares of common stock and 25,000 warrants to purchase common shares at $1.25.

LOANS FROM PRINCIPAL STOCKHOLDERS

In March 2005, we obtained loans totaling $500,000 in the form of secured demand promissory notes from two principal stockholders. One of the lenders was Union Finance International, Corp. a company where Karim Souki is a director. Karim Souki is the brother of Charif Souki, who, at the time of the transaction, was our Director. Union Finance International Corp. loaned us $333,000 on March 31, 2005 while Bristol Investment Fund, Ltd. loaned us $167,000 on March 30, 2005 for the combined total of $500,000. Each note bears interest at an 8% annual rate. On October 11, 2005, Union Finance International Corp. transferred the secured demand promissory note to BSR Investments, Ltd. On October 19, 2005, BSR Investments, Ltd. converted the entire amount of principal and interest due of $347,816 into 347,816 shares of common stock and 173,908 warrants to purchase common shares at $1.25 per share. On October 20, 2005, we repaid the entire principal and interest amount due of $174,504 to Bristol Investment Fund, Ltd.

On August 31, 2005, we obtained loans totaling $200,000 in the form of secured demand promissory notes from a significant stockholder and another stockholder totaling $200,000. One of the lenders was Bradley Ross, a significant stockholder of InCard, loaned us $150,000 and Rodger Bemel, another stockholder of InCard, loaned us $50,000 for a combined total of $200,000. Each note bears interest at an 8% annual rate. On October 19, 2005 we repaid the principal amounts owed to Mr. Bemel & Mr. Ross.

OPTION AGREEMENT TO PURCHASE A 51% OWNERSHIP INTEREST IN A SIGNIFICANT SUPPLIER OF THE COMPANY

Subsequent to year end, we entered into an option agreement with Forest Finkelstein, the adult son of Alan Finkelstein, our Chief Strategic Officer and Director. Under the terms of the option agreement we have the option to, but are not obligated to, purchase a 51% ownership interest (“Interest”) in one of our significant suppliers, which Interest is presently owned by Forrest Finkelstein. We are not obligated to exercise the option or complete the acquisition and have made no final decision as to whether we will do so. We are, however, actively involved in our due diligence review and investigation of the supplier. The ultimate proposed economic terms of this transaction are uncertain. In the event we exercise the option to purchase Mr. Forest Finkelstein’s Interest, Mr. Forest Finkelstein will be reimbursed for his costs but he will not earn a profit.

CODE OF ETHICS

We have adopted a code of ethics that applies to all directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer, and members of the board of directors. Our code of ethics is posted on our website at http://www.incardtech.com.

 INDEMNIFICATION

Our amended and restated certificate of incorporation and our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. On March 19, 2007, our board of directors approved a form of indemnification agreement to be entered into with each of our directors and executive officers. The Indemnification Agreement provides, among other things, that, subject to the procedures set forth in the Indemnification Agreement: (i) we will indemnify the Indemnitee (as defined in the Indemnification Agreement) to the fullest extent permitted by law in the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined in the Indemnification Agreement) by reason of (or arising in part out of) an Indemnifiable Event (as defined in the Indemnification Agreement); (ii) if requested by Indemnitee, and subject to certain exceptions, we will advance Expenses (as defined in the Indemnification Agreement) to the Indemnitee; (iii) if there is a Change of Control (as defined in the Indemnification Agreement), we will seek the advice of independent legal counsel with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and advances under the Indemnification Agreement or any provision of our charter or bylaws; (iv) the rights of the Indemnitee under the Indemnification Agreement are in addition to any other rights the Indemnitee may have under our charter or bylaws or the Delaware General Corporation Law or otherwise; and (v) to the extent we maintain an insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee will be covered to the maximum extent of the coverage available for our directors or officers. In addition, the Indemnification Agreement establishes guidelines as to the defense and settlement of claims by the parties, the relevant burden of proof, reliance as a safe harbor, the period of limitations and security.

GENERAL INFORMATION

Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2008 annual meeting of shareholders and that shareowners desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than July 16, 2008, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2007 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, the shareholder must give advance written notice to the Company by December 20, 2007. Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxies in this proxy statement and attached proxy card.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

We have hired The Altman Group to assist in soliciting proxies at a cost of approximately $6,000 plus reasonable and approved out of pocket expenses.

Form 10-KSB and Amended Form 10-KSB – Annual Report

Enclosed herewith is the Company’s Annual Report on Form 10-KSB, as amended, for the 2006 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Mr. Charles Caporale, Chief Financial Officer, Innovative Card Technologies, Inc. 10880 Wilshire Boulevard, Suite 950, Los Angeles, California 90024 Exhibits to Form 10-KSB, as amended, will also be provided upon specific request. The materials will be provided without charge.

Donald Joyce
Chairman

November 26, 2007

PROXY

INNOVATIVE CARD TECHNOLOGIES, INC.
10880 Wilshire Blvd. Suite 950

Los Angeles, California 90024

ADDRESS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS STEVEN DELCARSON AND CHARLES CAPORALE AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF INNOVATIVE CARD TECHNOLOGIES, INC. HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 22, 2007, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2007 OR ANY ADJOURNMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

1.	To elect eight directors to serve until the 2008 annual meeting of the shareholders.

FOR all nominees listed (except as marked to the contrary )

WITHHOLD AUTHORITY to vote for all nominees listed

01 Donald Joyce

02 W. Robert Ramsdell

03 Maoshing Ni

04 Richard Nathan

05 Scott V. Ogilvie

06 Harry L. Tredennick III

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.	To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company’s registered independent public accountants for the 2007 fiscal year.

	FOR	AGAINST	ABSTAIN

3.
To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares.

	FOR	AGAINST	ABSTAIN

4.	To approve an amendment to the Company’s 2004 Equity Incentive Plan to increase the total number of shares of stock under the Plan by 14,500 shares from 2,215,000 shares to 2,229,500 shares.

	FOR	AGAINST	ABSTAIN

5.	To approve the proposed 2007 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN

6.	In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

	FOR	AGAINST	ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1, 2, 3, 4, 5 and 6 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director; FOR the ratification of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent public accountants; FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the authorized common stock; FOR the approval of the proposed amendment to the Company’s 2004 Equity Incentive Plan; and FOR the approval of the proposed 2007 Equity Incentive Plan.

Dated , 2007

Signature

Signature if held jointly

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Appendix I

CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

INNOVATIVE CARD TECHNOLOGIES, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That by written consent in lieu of a meeting of the Board of Directors of Innovative Card Technologies, Inc. resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for a vote of the stockholders at the annual meeting of stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended to increase the number of authorized shares of Common Stock from 50,000,000 to 75,000,000 by changing the Article thereof numbered “IV” so that, as amended, said Article shall be and read as follows:

The corporation shall have authority to issue shares as follows:

75,000,000 shares of Common Stock, par value $0.001 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

5,000,000 shares of Preferred Stock, par value $0.001 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _____________ day of December, 2007.

By:
Steven Delcarson
Chief Executive Officer

Appendix II

INNOVATIVE CARD TECHNOLOGIES, INC.

2004 Stock Incentive Plan

ARTICLE ONE

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

This 2004 Stock Incentive Plan is intended to promote the interests of Innovative Card Technologies, Inc. (the “Corporation”) by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Service of the Corporation. Capitalized terms shall have the meanings assigned to them in the attached Appendix.

II. STRUCTURE OF THE PLAN

A. The Plan shall be divided into two separate equity programs:

-
the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock and stock appreciation rights; and

-
the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

A. The Plan shall be administered by the Board or one or more committees appointed by the Board, provided that (1) beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders, and (2) administration of the Plan may otherwise, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee. Beginning with the Section 12 Registration Date, any discretionary option grants or stock issuances to members of the Primary Committee must be authorized and approved by a disinterested majority of the Board.

B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

IV. ELIGIBILITY

A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine: (i) with respect to the option grants or stock appreciation rights under the Discretionary Option Grant Program, which eligible persons are to receive grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding; and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

C. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 2,215,000 shares.

B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original exercise or issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares of Common Stock issued to the holder of such option or stock issuance, and not by the gross number of shares for which the option is exercised or which vest under the stock issuance. However, shares of Common Stock underlying one or more stock appreciation rights exercised under Section V of Article Two of the Plan shall not be available for subsequent issuance under the Plan.

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C. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under this Plan per calendar year; and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I. OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such option.

A. EXERCISE PRICE.

1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date, except that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date in the case of any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary corporations.

2. The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation,

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(ii) with respect to the exercise of options after the Section 12 Registration Date, shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) with respect to the exercise of options for vested shares after the Section 12 Registration Date and to the extent the sale complies with all applicable laws relating to the regulation and sale of securities, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to: (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise; and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. EFFECT OF TERMINATION OF SERVICE.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.

(ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution of by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

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2. The Plan Administrator shall have complete discretion, either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D. NO STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same limitation, except that a Non-Statutory Option may be assigned in whole or in part during Optionee’s lifetime to one or more members of the Optionee’s Immediate Family or to a trust established for the exclusive benefit of one or more family members or the Optionee’s former spouse, to the extent such assignment is in connection with Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

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II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

A. ELIGIBILITY. Incentive Options may only be granted to Employees.

B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. FAILURE TO QUALIFY AS INCENTIVE OPTION. To the extent that any option governed by this Plan does not qualify as an Incentive Option by reason of the dollar limitation described in Section II.C of Article Two or for any other reason, such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

E. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

IV. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. No option outstanding at the time of a Change in Control shall become exercisable on an accelerated basis if and to the extent: (i) that option is, in connection with the Change in Control, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, if none of the foregoing conditions are satisfied, then each option outstanding at the time of the Change in Control but not otherwise exercisable for all the shares of Common Stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock.

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B. All of the Corporation’s outstanding repurchase rights under the Discretionary Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to: (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same; (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan; and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances or share right awards under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock, whether or not those options are to be assumed or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate at the time of such Change in Control and shall not be assignable to the successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Change in Control.

F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate with respect to any shares of Common Stock held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

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G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon immediately vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the Involuntary Termination of the Optionee’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term.

H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

V. STOCK APPRECIATION RIGHTS

The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionee’s stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of: (A) the Option Surrender Value of the number of shares for which the option is surrendered; over (B) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

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ARTICLE THREE

STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCES

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

II. STOCK ISSUANCE TERMS

A. PURCHASE PRICE.

1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date, except that the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date in the case of any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary corporations.

2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).

B. VESTING PROVISIONS.

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals. Upon the attainment of such performance goals, fully vested shares of Common Stock shall be issued upon satisfaction of those share right awards.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to: (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock; and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

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4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained.

III. CHANGE IN CONTROL/HOSTILE TAKE-OVER

A. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part upon the occurrence of a Change in Control and shall not be assignable to the successor corporation (or parent thereof), and the shares of Common Stock subject to those terminated rights shall immediately vest in full at the time of such Change in Control.

C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon the Involuntary Termination of the Participant’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights do not otherwise terminate.

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D. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part upon the occurrence of a Hostile Take-Over, and the shares of Common Stock subject to those terminated rights shall immediately vest in full at the time of such Hostile Take-Over.

ARTICLE FOUR

MISCELLANEOUS

I. FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II. SHARE ESCROW/LEGENDS

Unvested shares issued under the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III. VESTING

Notwithstanding any other provision of this Plan, the vesting schedule imposed with respect to any option grant, share issuance or the lapse of any repurchase right shall not result in the Optionee or Participant vesting or a repurchase right lapsing at a rate of less than 20% per year for five years from the date of the option grant or share issuance.

IV. TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

1. Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the amount of the Taxes (not to exceed one hundred percent (100%) of such Taxes) to be satisfied in such manner as designated by the holder in writing; or

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2. Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the amount of the Taxes (not to exceed one hundred percent (100%) of such Taxes) to be satisfied in such manner as designated by the holder in writing.

V. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B. The Plan shall terminate upon the EARLIEST of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

VI. AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

VII. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

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VIII. REGULATORY APPROVALS

A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or a Nasdaq market or the Over-the-Counter Bulletin Board, as applicable) on which Common Stock is then listed for trading.

IX. NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X. FINANCIAL REPORTS

The Corporation shall deliver a balance and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

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APPENDIX

The following definitions shall be in effect under the Plan:

A. BOARD shall mean the Corporation’s Board of Directors.

B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction;

(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board recommends such stockholders accept.

C. CODE shall mean the Internal Revenue Code of 1986, as amended.

D. COMMON STOCK shall mean the Corporation’s common stock.

E. CORPORATION shall mean Innovative Card Technologies, Inc., a Delaware corporation, and its successors.

F. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

H. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

I. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on any Nasdaq market, national quotation system, or bulletin board, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on thereon. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

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(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock can not be determined pursuant to the foregoing sections, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

J. HOSTILE TAKE-OVER shall mean:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept; or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either: (a) have been Board members continuously since the beginning of such period; or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time the Board approved such election or nomination.

K. IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

L. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

M. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

N. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

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O. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

Q. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

R. OPTION SURRENDER VALUE shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offer or in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

S. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

T. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

U. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

V. PLAN shall mean the Corporation’s 2004 Stock Incentive Plan, as set forth in this document.

W. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

X. PLAN EFFECTIVE DATE shall mean the date on which the Plan was adopted by the Board.

Y. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders following the Section 12 Registration Date.

Z. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer any aspect of Plan not required hereunder to be administered by the Primary Committee. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

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AA. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) or Section 15 of the 1934 Act.

BB. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

CC. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

DD. SHORT TERM FEDERAL RATE shall mean the federal short-term rate in effect under Section 1274(d) of the Code for the period the shares were held in escrow.

EE. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

FF. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

GG. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

HH. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

JJ. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

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Appendix III

INNOVATIVE CARD TECHNOLOGIES, INC.

2007 EQUITY INCENTIVE PLAN,

TABLE OF CONTENTS

SECTION 1: BACKGROUND, PURPOSE AND DURATION
1.1 Background and Effective Date
1.2 Purpose of the Plan
1.3 Duration of the Plan
1.4 Termination of Old Plans
SECTION 2 DEFINITIONS
2.1 1934 Act
2.2 Affiliate
2.3 Affiliated SAR
2.4 Applicable Laws
2.5 Award
2.6 Award Agreement
2.7 Board or Board of Directors
2.8 Change in Control
2.9 Code
2.10 Committee
2.11 Company
2.12 Consultant
2.13 Director
2.14 Disability
2.15 Employee
2.16 ERISA
2.17 Fair Market Value
2.18 Freestanding SAR
2.19 Incentive Stock Option
2.20 Nonqualified Stock Option
2.21 Option
2.22 Option Price
2.23 Participant
2.24 Performance Share
2.25 Performance Unit
2.26 Period of Restriction
2.27 Plan
2.29 Retirement
2.30 Rule 16b-3
2.31 Section 16 Person
2.32 Shares
2.33 Stock Appreciation Right or SAR
2.34 Subsidiary
2.35 Tandem SAR
2.36 Termination of Employment
SECTION 3 ADMINISTRATION
3.1 The Committee
3.2 Authority of the Committee
3.3 Decisions Binding

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SECTION 4 SHARES SUBJECT TO THE PLAN
4.1 Shares Available
4.1.1 Maximum Shares Available Under Plan
4.1.2 General Award Limitation
4.1.3 Adjustments
4.2 Number of Shares
4.2 Lapsed Awards
SECTION 5 STOCK OPTIONS
5.1 Grant of Options
5.2 Award Agreement
5.3 Option Price
5.3.1 Nonqualified Stock Options
5.3.2 Incentive Stock Options
5.3.3 Substitute Options
5.4 Expiration of Options
5.4.1 Expiration Dates
5.4.2 Committee Discretion
5.5 Exercise of Options
5.6 Payment
5.7 Restrictions on Share Transferability
5.8 Certain Additional Provisions for Incentive Stock Options
5.8.1 Exercisability
5.8.2 Termination of Employment
5.8.3 Company and Subsidiaries
5.8.4 Expiration
5.9 Nontransferability
SECTION 6 STOCK APPRECIATION RIGHTS
6.1 Grant of SARs
6.2 Exercise of Tandem SARs
6.2.1 ISOs
6.3 Exercise of Affiliated SARs
6.4 Exercise of Freestanding SARs
6.5 SAR Agreement
6.6 Expiration of SARs
6.7 Payment of SAR Amount
6.8 Nontransferability of SARs
Section 7 RESTRICTED STOCK
7.1 Grant of Restricted Stock
7.2 Restricted Stock Agreement
7.3 Transferability
7.4 Other Restrictions
7.5 Removal of Restrictions
7.6 Voting Rights
7.7 Dividends and Other Distributions
7.8 Return of Restricted Stock to Company
7.9 Repurchase Option
SECTION 8 PERFORMANCE UNITS AND PERFORMANCE SHARES
8.1 Grant of Performance Units/Shares
8.2 Value of Performance Units/Shares
8.3 Earning of Performance Units/Shares
8.4 Form and Timing of Performance Units/Shares
8.5 Cancellation of Performance Units/Shares
8.6 Nontransferability

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SECTION 9 BENEFICIARY DESIGNATION
SECTION 10 DEFERRALS
SECTION 11 RIGHTS OF EMPLOYEES AND CONSULTANTS
11.1 No Effect on Employment or Service
11.2 Participation
SECTION 12 AMENDMENT, SUSPENSION, OR TERMINATION
SECTION 13 TAX WITHHOLDING
13.1 Withholding Requirements
13.2 Shares Withholding
SECTION 14 INDEMNIFICATION
SECTION 15 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE
15.1 Adjustments
15.2 Change in Control
SECTION 16 CONDITIONS UPON ISSUANCE OF SHARES
16.1 Legal Compliance
16.2 Investment Representations
SECTION 17 INABILITY TO OBTAIN AUTHORITY
SECTION 18 RESERVATION OF SHARES
SECTION 19 LEGAL CONSTRUCTION
19.1 Gender and Number
19.2 Severability
19.3 Requirements of Law
19.4 Securities Law Compliance
19.5 Governing Law
19.6 Captions

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INNOVATIVE CARD TECHNOLOGIES, INC.

2007 Equity Incentive Plan,

Innovative Card Technologies, Inc. hereby adopts the 2007 Equity Incentive Plan, effective as of September 24, 2007 as follows:

SECTION 1
BACKGROUND, PURPOSE AND DURATION

1.1  Background and Effective Date. The Plan provides for the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (or SARs), Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares. The Plan is adopted and effective as of September 24, 2007, subject to approval by the stockholders of the Company within twelve (12) months. The Company will seek stockholder approval in the manner and to the degree required under Applicable Laws. Awards may be granted prior to the receipt of stockholder approval, but such grants shall be null and void if such approval is not in fact received within twelve (12) months.

1.2  Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by aligning the interests of Participants with those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of outstanding individuals, upon whose judgment, interest, and special effort the success of the Company largely is dependent.

1.3  Duration of the Plan. The Plan shall commence on the date specified in Section 1.1 and subject to SECTION 12 (concerning the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after September 24, 2017.

1.4  Termination of the 2004 Stock Incentive Plan. The Company’s existing 2004 Stock Incentive Plan shall terminate as to new grants effective upon stockholder approval of this Plan, and no further grants of awards shall be made under the 2004 Stock Incentive Plan after the date of such approval. The termination of the 2004 Stock Incentive Plan will not affect the rights of holders of options previously granted and outstanding under the 2004 Stock Incentive Plan.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1  “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

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2.2  “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3  “Affiliated SAR” means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

2.4  “Applicable Laws” means the requirements relating to the administration of equity plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.5  “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares.

2.6  “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.7  “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8  “Change in Control” is defined in Section 15.2.

2.9  “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.10  “Committee” means the committee appointed by the Board to administer the Plan pursuant to Section 3.1.

2.11  “Company” means Innovative Card Technologies Inc., a Delaware corporation, or any successor thereto.

2.12  “Consultant” means an individual who provides significant services to the Company and/or an Affiliate, including a Director who is not an Employee.

2.13  “Director” means any individual who is a member of the Board of Directors of the Company.

2.14  “Disability” means a permanent and total disability within the meaning of Code Section 22(e)(3).

2.15  “Employee” means an employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

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2.16  “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

2.17  “Fair Market Value” means as of any date, the value of a Share determined as follows:

(a)  If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of, or, if such day is not a market trading day, the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)  If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Share shall be the mean between the high bid and low asked prices for the Shares on the day of, or, if such day is not a market trading day, the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)  In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

2.18  “Freestanding SAR” means a SAR that is granted independently of any Option.

2.19  “Incentive Stock Option” or “ISO” means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.20  “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.21  “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.22  “Option Price” means the price at which a Share may be purchased pursuant to an Option.

2.23  “Participant” means an Employee, Consultant or Director who has an outstanding Award.

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2.24  “Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an Option or SAR or (ii) during the applicable Period of Restriction or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the Shares subject to such Award, or, in the case of a Restricted Stock Unit Award, Performance Share Award or Performance Unit Award, to the holder’s receipt of the Shares subject to such Award or of payment with respect to such Award. To the extent necessary for an Award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a Share of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. In the sole discretion of the Committee, but subject to Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in Applicable Laws or accounting principles.

2.25  “Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an Award shall be measured and (ii) the conditions to vesting applicable to an Award shall remain in effect.

2.26  “Performance Share” means an Award granted to an Employee pursuant to SECTION 8 having an initial value equal to the Fair Market Value of a Share on the date of grant.

2.27  “Performance Unit” means an Award granted to an Employee pursuant to SECTION 8 having an initial value (other than the Fair Market Value of a Share) that is established by the Committee at the time of grant.

2.28  “Period of Restriction” means the period during which conditions to vesting applicable to an Award shall remain in effect.

2.29  “Plan” means the Innovative Card Technologies, Inc. 2007 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.30  “Restricted Stock” shall mean Shares which are subject to a Period of Restriction and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

2.31  “Restricted Stock Unit” shall mean a right to receive one Share or, in lieu thereof, the Fair Market Value of such Share in cash, which shall be contingent upon the expiration of a specified Period of Restriction and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

2.32  “Retirement” means, in the case of an Employee, a Termination of Employment by reason of the Employee’s retirement at or after age 62.

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2.33  “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.34  “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.35  “Shares” means the shares of common stock, $0.001 par value, of the Company.

2.36  “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to the terms of SECTION 7 is designated as an SAR.

2.37  “Subsidiary” means any “subsidiary corporation” (other than the Company) as defined in Code Section 424(f).

2.38  “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

2.39  “Termination of Employment” means a cessation of the employee-employer or director or other service arrangement relationship between an Employee, Consultant or Director and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment or re-engagement by the Company or an Affiliate.

SECTION 3
ADMINISTRATION

3.1  The Committee. The Plan shall be administered by a committee of the Board that meets the requirements of this Section 3.1 (hereinafter referred to as “the Committee”). The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are “outside directors” under Section 162(m) of the Code, “non-employee directors” under Rule 16b-3 and “independent directors” under the requirements of any national securities exchange or system upon which the Shares are then listed and/or traded.

3.2  Authority of the Committee. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power (a) to determine which Employees, Consultants and Directors shall be granted Awards, (b) to prescribe the terms and conditions of such Awards, (c) to interpret the Plan and the Awards, (d) to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) to interpret, amend or revoke any such rules.

The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers with respect to Section 16 Persons or with respect to Awards which are intended to constitute “qualified performance-based compensation”, within the meaning of Section 162(m) of the Code.

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3.3  Decisions Binding. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1  Shares Available.

4.1.1  Maximum Shares Available Under Plan. The aggregate number of Shares available for issuance under the Plan may not exceed four million (4,000,000) Shares. Such shares may be authorized but unissued shares or treasury shares.

4.1.2  General Award Limitation. No Participant may receive Awards under the Plan which are intended to constitute “qualified performance-based compensation”, within the meaning of Section 162(m) of the Code, for more than 1,000,000 Shares in the aggregate in any single calendar year.

4.1.3   Adjustments. All Share numbers in this Section 4.1 are subject to adjustment as provided in SECTION 15.

4.2  Number of Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

(a)  While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

(b)  The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

(c)  The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(d)  The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

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(e)  The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(f)  The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

(g)  To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

4.3  Lapsed Awards. If an Award is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

SECTION 5
STOCK OPTIONS

5.1  Grant of Options. Options may be granted to Employees, Consultants and Directors at any time and from time to time, as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

5.2  Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

5.3  Option Price. Subject to the provisions of this Section 5.3, the Option Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1  Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted.

5.3.2  Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time that the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

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5.3.3  Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Consultants or Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion, may determine that such substitute Options shall have an exercise price less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

5.4  Expiration of Options. Unless the applicable stock option agreement provides otherwise, each Option shall terminate upon the first to occur of the events listed in Section 5.4.1, subject to Section 5.4.2.

5.4.1  Expiration Dates.

(a)  The date for termination of the Option set forth in the Award Agreement;

(b)  The expiration of ten years from the date the Option was granted, or

(c)  The expiration of three months from the date of the Participant’s Termination of Employment for a reason other than the Participant’s death, Disability or Retirement, or

(d)  The expiration of twelve months from the date of the Participant’s Termination of Employment by reason of Disability, or

(e)  The expiration of twelve months from the date of the Participant’s death, if such death occurs while the Participant is in the employ or service of the Company or an Affiliate.

5.4.2  Committee Discretion. The Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion may, subject to the requirements of Section 409A of the Code, extend the maximum term of such Option. The foregoing discretionary authority is subject to the limitations and restrictions on Incentive Stock Options set forth in Section 5.8.

5.5  Exercise of Options. Options granted under the Plan shall be exercisable at such times, and subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6  Payment. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(a)  cash;

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(b)  check;

(c)  promissory note;

(d)  other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(e)  consideration received by the Company from a licensed broker under a cashless exercise program implemented by the Company to facilitate “same day” exercises and sales of Options;

(f)  a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

(g)  any combination of the foregoing methods of payment; or

(h)  such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

5.7  Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to Federal securities laws, the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and/or any blue sky or state securities laws.

5.8  Certain Additional Provisions for Incentive Stock Options.

5.8.1  Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.8.2  Termination of Employment. No Incentive Stock Option may be exercised more than three months after the Participant’s termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement and/or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant’s termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement and/or the Committee permit later exercise.

5.8.3  Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company and/or a Subsidiary at the time of grant.

5.8.4  Expiration. No Incentive Stock Option may be exercised after the expiration of 10 years from the date such Option was granted; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of 5 years from the date that it was granted.

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5.9  Non-transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided under SECTION 9. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

SECTION 6
STOCK APPRECIATION RIGHTS

6.1  Grant of SARs. An SAR may be granted to an Employee, Consultant or Director at any time and from time to time as determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option.

6.2  Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

6.2.1  ISOs. Notwithstanding any contrary provision of the Plan, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

6.3  Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

6.4  Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.5  SAR Agreement. Each SAR shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.6  Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 (pertaining to Options) also shall apply to SARs.

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6.7  Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)  The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

(b)  The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

6.8  Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under SECTION 9. An SAR granted to a Participant shall be exercisable during the Participant’s lifetime only by such Participant.

SECTION 7
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1  Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Consultants or Directors in such amounts as the Committee, in its sole discretion, shall determine.

7.2  Award Agreement. Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares subject to the Award, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares subject to a Restricted Stock Award shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3  Transferability. Except as provided in this SECTION 7, Shares subject to an Award of Restricted Stock or Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

7.4  Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on any Award of Restricted Stock or Restricted Stock Units as it may deem advisable including, without limitation, restrictions based upon the attainment of specific Performance Measures, and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Innovative Card Technologies Inc. 2007 Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Innovative Card Technologies, Inc.”

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7.5  Removal of Restrictions. Except as otherwise provided in this SECTION 7, Shares covered by each Restricted Stock or Restricted Stock Unit Award made under the Plan shall be delivered to the Participant as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6  Voting Rights. During the Period of Restriction, Participants holding Shares subject to a Restricted Stock Award granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

7.7  Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Participants holding Restricted Stock Unit Awards shall be entitled to receive dividend equivalents with respect to dividends and other distributions paid with respect to Shares only to the extent provided in the applicable Award Agreement.

7.8  Return of Restricted Stock to Company. Subject to the applicable Award Agreement and Section 7.5, upon the earlier of (a) the Participant’s Termination of Employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.3, again shall become available for grant under the Plan.

7.9  Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement pursuant to which a Participant purchases Restricted Shares shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at a rate determined by the Committee.

SECTION 8
PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1  Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees, Consultants or Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

8.2  Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants and the Performance Period during which the Performance Measures must be met.

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8.3  Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Measures have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may reduce the amount payable with respect to such Performance Unit/Share.

8.4  Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

8.5  Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant’s Termination of Employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.3, the Shares subject thereto shall again be available for grant under the Plan.

8.6  Non-transferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under SECTION 9. A Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

SECTION 9
BENEFICIARY DESIGNATION

If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any unpaid vested Award shall be paid in event of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the Committee or executor of the Participant’s estate.

SECTION 10
DEFERRALS

The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion, and the requirements of Section 409A of the Code.

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SECTION 11
RIGHTS OF EMPLOYEES AND CONSULTANTS

11.1  No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause.

11.2  Participation. No Employee, Consultant or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

SECTION 12
AMENDMENT, SUSPENSION, OR TERMINATION

The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. However, as required by Applicable Laws, no alteration or amendment shall be effective without further stockholder approval. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

SECTION 13
TAX WITHHOLDING

13.1  Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required to be withheld with respect to such Award.

13.2  Shares Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy the minimum statutory tax withholding obligation, in whole or in part, by delivering to the Company Shares having a value equal to the amount required to be withheld. The value of the Shares to be delivered will be based on their Fair Market Value on the date of delivery.

SECTION 14
INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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SECTION 15
ADJUSTMENTS, CHANGE IN CONTROL

15.1  Adjustments. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Shares other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding Option and the purchase price per security, the terms of each outstanding SAR, the maximum number of securities with respect to which Awards which are intended to constitute “qualified performance-based compensation”, within the meaning of Section 162(m) of the Code, may be granted during any calendar year to any Participant, the terms of each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award and Performance Share Unit Award, including the number and class of securities subject thereto, shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such Award.

15.2  Change in Control. Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control (as defined below), the Committee (as constituted prior to such Change in Control) may, in its discretion, provide that any one or more of the following shall occur: (i) all outstanding Options and SARs shall immediately become exercisable in full; (ii) all outstanding Restricted Stock or Restricted Stock Unit Awards shall immediately vest; (iii) the Performance Period applicable to any outstanding Award shall lapse; (iv) the Performance Measures applicable to any outstanding Award shall be deemed to be satisfied at the target level or at any other level as determined by the Committee (as constituted prior to such Change in Control); (v) the shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Committee in accordance with Section 15.1; (vi) require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an Option or an SAR, the number of Shares then subject to the portion of such Option or SAR surrendered multiplied by the excess, if any, of the highest per share price offered to holders of Shares in any transaction whereby the Change in Control takes place, over the purchase price or base price per share of Shares subject to such Option or SAR, (ii) in the case of a Restricted Stock or Restricted Stock Unit award, the number of Shares then subject to the portion of such Award surrendered multiplied by the highest per share price offered to holders of Shares in any transaction whereby the Change in Control takes place, and (iii) in the case of a Performance Unit award, the number of Performance Units then subject to the portion of such award surrendered; (B) shares of capital stock of the corporation resulting from such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

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For purposes of this Agreement, a “Change of Control” means the happening of any of the following events:

(a)  When any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(b)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the sale or disposition by the Company of all or substantially all the Company’s assets; or

(c)  The dissolution or liquidation of the Company; or

(d)  A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

SECTION 16
CONDITIONS UPON ISSUANCE OF SHARES

16.1  Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

16.2  Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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SECTION 17
INABILITY TO OBTAIN AUTHORITY

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 18
RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

SECTION 19
LEGAL CONSTRUCTION

19.1  Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

19.2  Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3  Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Laws.

19.4  Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.5  Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

19.6  Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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